Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other current receivables [abstract]
Trade and other receivables	rade and other receivables

	December 31, 2024	December 31, 2023
Trade receivables, net of expected credit loss	893,659	846,681
Other receivables	33,995	48,090
	927,654	894,771

The Group’s exposure to credit and currency risks related to trade and other receivables is disclosed in note 25 a) and d).

Trade receivables as at December 31, 2024 include $31.5 million of in-transit revenue balances (December 31, 2023 – $32.4 million). Due to the short-term nature of the transportation and logistics services provided by the Group, these services are expected to be completed within the week following the year-end.